                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-5                                   WEIGHTED AVERAGE PC RATE:    6.87764%
POOL NUMBER:  Group 1 = 1729, 1730
____________________________________________________________________________________________

ISSUE DATE:  04/27/2001
CERTIFICATE BALANCE AT ISSUE:    $449,318,319.75

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     937                         $385,276,091.35
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $368,288.44
Unscheduled Principal Collection/Reversals                           $389,569.46
Liquidations-in-full                                      49      $20,584,442.62
Net principal Distributed                                         $21,342,300.52    ($21,342,300.52)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        888                         $363,933,790.83

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,438,465.79

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $229,305.95

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $23,551,460.36

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-5                                   WEIGHTED AVERAGE PC RATE:    6.87764%
POOL NUMBER:  Group 1 = 1729, 1730
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $21,342,300.52     $2,209,159.84             $0.00     $2,209,159.84             $0.00    $23,551,460.36

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $4,657,522.00             $0.00             $0.00             $0.00     $4,657,522.00
Bankruptcy Bond
   Single-Units           $125,331.00             $0.00             $0.00             $0.00       $125,331.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $1,857,081.95             $0.00             $0.00             $0.00     $1,857,081.95

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   17      $6,861,866.14         0              $0.00         1        $397,498.03

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
11/25/2001 are as follows:

                Class       Class Principal Balance
                B1                 $6,017,121.53
                B2                 $3,565,811.87
                B3                 $2,228,508.42
                B4                 $1,560,104.70
                B5                   $891,403.37
                B6                 $1,337,249.88
                              __________________
                Total             $15,600,199.76
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of October 30, 2001):

SERIES:  2001-5                 POOL NUMBER:  Group 1 = 1729, 1730

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $363,933,790.83**        $7,259,364.17***        $6,861,866.14***
Number:                         1035                     18                      17
% of Pool:                    100.00%                  1.99%                   1.89%
(Dollars)
% of Pool:                    100.00%                  1.74%                   1.64%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***          $397,498.03***                $0.00***
Number:                           0                       1                       0
% of Pool:                    0.00%                    0.11%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.10%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 2001 scheduled payments and October 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
October 30, 2001.

Trading Factor, calculated as of distribution date : 0.80996874.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 2001, and unscheduled prepayments in months prior to November ) can be calculated.